Exhibit 10(j)

                       TWELFTH AMENDMENT TO
              REVOLVING CREDIT AND TERM LOAN AGREEMENT

     This Twelfth Amendment to Revolving Credit and Term Loan Agreement ("Amendment") dated as of June 30, 1999 by and among 1st Franklin Financial Corporation ("Company"), First Union National Bank (successor by merger to CoreStates Bank, N.A.), SouthTrust Bank of Georgia, N.A. and Harris Trust and Savings Bank (each a "Bank" and collectively, the "Banks"), First Union National Bank (successor by merger to CoreStates Bank, N.A.), as agent for Banks (in such capacity, the "Agent") and Fleet Bank, N.A. ("Exiting Bank").

BACKGROUND

     A. Company, Banks, Exiting Bank and Agent entered into that certain revolving Credit and Term Loan Agreement dated as of
October 1, 1985 (as has been and may hereafter be amended or modified from time to time, the "Loan Agreement") and certain other instruments, documents and agreements entered into pursuant thereto (collectively with the Loan Agreement, the "Existing Loan Documents"). All capitalized terms which are not defined herein shall have the meaning ascribed thereto in the Loan Agreement.

     B. Exiting Bank has expressed a desire to cease being a Bank under the Loan Agreement and the parties hereto are willing to accommodate such request and to effectuate such understanding in the manner hereinafter set forth. The terms of this Amendment are, subject to the conditions hereinafter set forth, effective as of the date hereof.

     NOW THEREFORE, intending to be legally bound, the parties agree as follows:

     1. Releasing of Exiting Bank. As of the date hereof, Agent, Banks and Company release Exiting Bank from all of its duties and obligations under the Existing Loan Documents. All references to "Banks" contained in the Existing Loan Documents are hereby deemed for all purposes to refer to the above named Banks.

     2. Banks' Commitments. Each Bank's Commitment shall be the total amount of Loans which each Bank has agreed to make to Company, as set forth opposite each Bank's name on the signature page of this Amendment. Prior to the effectiveness of this Amendment, Company shall execute and deliver to Agent an Amended and Restated Revolving Credit Note in favor of each Bank (in form and substance satisfactory to Agent).

     3. Representations and Warranties. Company warrants and represents to Agent and Banks that:

         a. Prior Representations. By execution of this Amendment, Company hereby represents and warrants that all warranties and representations made to Agent and Banks under the Existing Loan Documents are true and correct in all material respects as of the date hereof.

                                -1-

         b. Authorization. This execution and delivery by Company of this Amendment and the performance by it of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary corporate action, and (iii) are not and will not be in contravention of any order of court or other agency of government, of law or of any indenture, agreement or undertaking to which Company is a party or by which the property of Company is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of Company by any party other than Agent or Banks.

         c. Valid, Binding and Enforceable. This Amendment and any assignment or other instrument, document or agreement executed and delivered in connection wherewith, will be valid, binding and enforceable in accordance with their respective terms subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general equity principles.

         d. No Default. There is no Default or Event of Default outstanding under the Loan Agreement or other Existing Loan Documents.

     4. Incorporation into Existing Loan Documents. The parties acknowledge and agree that this Amendment is incorporated into and made part of the Existing Loan Documents, the terms and provisions of which, unless expressly modified herein, are hereby ratified and confirmed and continue unchanged and in full force and effect. Any future reference to the Loan Agreement shall mean the Loan Agreement as amended hereby. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in the Existing Loan Documents, the terms and provisions hereof shall control.

     5.  Miscellaneous.

         a. Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

         b. Other Instruments. Company shall execute any other documents, instruments and writings, in form and substance satisfactory to Agent, as Agent may reasonably request, to carry out the intentions of the parties hereunder.

         c. Governing Law. The terms and conditions of this Amendment shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Pennsylvania.

         d. Counterparts. This Amendment may be executed in any number of counterparts each of which shall constitute an original and all of which taken together shall constitute one and the same instrument. Signature by facsimile shall bind the parties hereto.

                                 -2


	   IN WITNESS WHEREOF, the parties have executed this Amendment the day and year first above written.


COMPANY:                        1ST FRANKLIN FINANCIAL CORPORATION

                                By:      /s/ A. R. Guimond
                                        --------------------
                                Name:     A. Roger Guimond
                                Title:	Vice President / CFO


AGENT:                          FIRST UNION NATIONAL BANK, successor by
                                merger to CoreStates, N.A.

                                By:     /s/ Robert S. Ritter
                                        --------------------
                                Name:     Robert S. Ritter
                                Title:    Vice President


BANKS: FIRST UNION NATIONAL BANK, successor by merger to CoreStates Bank, N.A.

Commitment                      By:     /s/ Robert S. Ritter
$7,000,000                              --------------------
                                Name:     Robert S. Ritter
                                Title:    Vice President


                                SOUTHTRUST BANK OF GEORGIA, N.A.

Commitment                      By:     /s/ R. Christopher Mallet
$7,000,000                              -------------------------
                                Name:    R. Christopher Mallet
                                Title:      Vice President


                                HARRIS TRUST AND SAVINGS BANK

Commitment                      By:     /s/ Jerome P. Crokin
$7,000,000                              --------------------
                                Name:    Jerome P. Crokin
                                Title:   Managing Director




EXITING LENDER:                 FLEET BANK, N.A.

                                By:       /s/ Robert Kruger
                                        ------------------------
                                Name:       Robert Kruger
                                Title:	Assistant Vice President




               AMENDED AND RESTATED REVOLVING CREDIT NOTE
$7,000,000                                       Dated as of June 30, 1999

     FOR VALUE RECEIVED, 1ST FRANKLIN FINANCIAL CORPORATION, a Georgia corporation ("Company"), promises to pay to the order of FIRST UNION NATIONAL BANK, successor by merger to CoreStates Bank, N.A. ("Bank"), at the office of First Union National Bank, successor by merger to CoreStates Bank, N.A. ("Agent"), at 1345 Chestnut Street, Philadelphia, Pennsylvania 19107 in lawful money of the United States of America, in immediately available funds, the sum of Seven Million Dollars ($7,000,000) or the amount outstanding on said date of all Loans made by Bank to Company pursuant to Section 2.01 of the Agreement hereinafter referred to, as conclusively evidenced by written endorsement with respect thereto by an officer of Bank upon the Schedule hereto annexed, whichever is less, in accordance with the terms and conditions of the Agreement.

     Company shall also pay to Bank interest (computed on the basis of the actual number of days elapsed in a year of 360 days) on the unpaid principal amount hereof in like money, on the last business day each of June, September, December and March, in each year, commencing on the first such dates after the date, hereof, and at maturity until payment in full at a rate per annum determined daily, equal to one quarter of one percentage point above the rate of interest for loans established and publicly announced in Philadelphia, Pennsylvania from time to time by Agent as its Prime Rate ("Prime Rate"). Interest shall be payable on any overdue amount of principal at a rate of interest hereon due to a change in the Prime Rate, but in no event shall interest be payable at a rate higher than that permitted by applicable law. Company also argees to pay the Facility Service Fee and Agent's fee described in the Agreement hereinafter referred to.

     The outstanding principal balance of this Note may be prepaid by Company, in whole or in part, at any time or from time to time, but any partial prepayment shall not be less than the minimum amount provided in Section 2.01(a) of the Agreement hereinafter referred to.

     As used herein, the term "business day" shall mean a day other than a Saturday, Sunday or legal bank holiday under the laws of the Commonwealth of Pennsylvania or the State of New York, and the term "Immediately Available Funds" shall mean funds which are available for immediate use by Bank at Bank's office hereinabove set forth not later than the due date of such payment.

     This Note is one of the Notes issued pursuant to that certain Revolving Credit and Term Loan Agreement dated as of October 1, 1985 among Company, Agent, Bank and the other financial institutions a party thereto from time to time (as has been amended to date, most recently of even date herewith pursuant to that certain Twelfth Amendment to Revolving Credit and Term Loan Agreement and as may hereafter be amended or modified from time to time, the "Agreement").

Upon the occurrence of any one or more of the Events of Default specified in the Agreement, the amounts then remaining unpaid on this Note may be declared to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Company and Company shall be further obligated to reimburse the holder hereof for all reasonable out-of-pocket expenses of the holder in enforcing or attempting to enforce this Note, all as provided in the Agreement.

      This Note amends and restates but does not extinguish Company's liabilities and outstanding obligations under Company's Fourth Amended and Restated Revolving Credit Note dated June 20, 1996 to the order of Bank in the original principal amount of $6,000,000.

      This Note and all rights and obligations hereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

                                        1st FRANKLIN FINANCIAL CORPORATION

                                        By:      /s/ A. R. Guimond
                                                --------------------
                                        Name:     A. Roger Guimond
                                        Title:	Vice President / CFO



              AMENDED AND RESTATED REVOLVING CREDIT NOTE
$7,000,000                                      Dated as of June 30, 1999

     FOR VALUE RECEIVED, 1ST FRANKLIN FINANCIAL CORPORATION, a Georgia corporation ("Company"), promises to pay to the order of HARRIS TRUST AND SAVINGS BANK ("Bank"), at the office of First Union National
Bank, successor by merger to CoreStates Bank, N.A. ("Agent"), at 1345 Chestnut Street, Philadelphia, Pennsylvania 19107 in lawful money of the United States of America, in immediately available funds, the sum of Seven Million Dollars ($7,000,000) or the amount outstanding on said date of all Loans made by Bank to Company pursuant to Section
2.01 of the Agreement hereinafter referred to, as conclusively evidenced by written endorsement with respect thereto by an officer of Bank upon the Schedule hereto annexed, whichever is less, in accordance with the terms and conditions of the Agreement.

     Company shall also pay to Bank interest (computed on the basis of the actual number of days elapsed in a year of 360 days) on the unpaid principal amount hereof in like money, on the last business day each of June, September, December and March, in each year, commencing on the first such dates after the date, hereof, and at maturity until payment in full at a rate per annum determined daily, equal to one quarter of one percentage point above the rate of interest for loans established and publicly announced in Philadelphia, Pennsylvania from time to time by Agent as its Prime Rate ("Prime Rate"). Interest shall be payable on any overdue amount of principal at a rate of interest hereon due to a change in the Prime Rate, but in no event shall interest be payable at a rate higher than that permitted by applicable law. Company also agrees to pay the Facility Service Fee and Agent's fee described in the Agreement hereinafter referred to.

     The outstanding principal balance of this Note may be prepaid by Company, in whole or in part, at any time or from time to time, but any partial prepayment shall not be less than the minimum amount provided in Section 2.01(a) of the Agreement hereinafter referred to.

     As used herein, the term "business day" shall mean a day other than a Saturday, Sunday or legal bank holiday under the laws of the Commonwealth of Pennsylvania or the State of New York, and the term "Immediately Available Funds" shall mean funds which are available for immediate use by Bank at Bank's office hereinabove set forth not later than the due date of such payment.

     This Note is one of the Notes issued pursuant to that certain Revolving Credit and Term Loan Agreement dated as of October 1, 1985 among Company, Agent, Bank and the other financial institutions a party thereto from time to time (as has been amended to date, most recently of even date herewith pursuant to that certain Twelfth Amendment to Revolving Credit and Term Loan Agreement and as may hereafter be amended or modified from time to time, the "Agreement").


Upon the occurrence of any one or more of the Events of Default specified in the Agreement, the amounts then remaining unpaid on this Note may be declared to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Company and Company shall be further obligated to reimburse the holder hereof for all reasonable out-of-pocket expenses of the holder in enforcing or attempting to enforce this Note, all as provided in the Agreement.

     This Note amends and restates but does not extinguish Company's liabilities and outstanding obligations under Company's Second Amended and Restated Revolving Credit Note dated June 20, 1996 to the order of Bank in the original principal amount of $5,000,000.

     This Note and all rights and obligations hereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

                                   1st FRANKLIN FINANCIAL CORPORATION

                                        By:     /s/ A. R. Guimond
                                                --------------------
                                        Name:    A. Roger Guimond
                                       Title:  Vice President / CFO

             AMENDED AND RESTATED REVOLVING CREDIT NOTE
$7,000,000                                      Dated as of June 30, 1999

     FOR VALUE RECEIVED, 1ST FRANKLIN FINANCIAL CORPORATION, a Georgia corporation ("Company"), promises to pay to the order of SOUTHTRUST BANK OF GEORGIA, N.A.("Bank"), at the office of First Union National Bank, successor by merger to CoreStates Bank, N.A. ("Agent"), at 1345 Chestnut Street, Philadelphia, Pennsylvania 19107 in lawful money of the United States of America, in immediately available funds, the sum of Seven Million Dollars ($7,000,000) or the amount outstanding on said date of all Loans made by Bank to Company pursuant to Section
2.01 of the Agreement hereinafter referred to, as conclusively evidenced by written endorsement with respect thereto by an officer of Bank upon the Schedule hereto annexed, whichever is less, in accordance with the terms and conditions of the Agreement.

     Company shall also pay to Bank interest (computed on the basis of the actual number of days elapsed in a year of 360 days) on the unpaid principal amount hereof in like money, on the last business day each of June, September, December and March, in each year, commencing on the first such dates after the date, hereof, and at maturity until payment in full at a rate per annum determined daily, equal to one quarter of one percentage point above the rate of interest for loans established and publicly announced in Philadelphia, Pennsylvania from time to time by Agent as its Prime Rate ("Prime Rate"). Interest shall be payable on any overdue amount of principal at a rate of interest hereon due to a change in the Prime Rate, but in no event shall interest be payable at a rate higher than that permitted by applicable law. Company also agrees to pay the Facility Service Fee and Agent's fee described in the Agreement hereinafter referred to.

     The outstanding principal balance of this Note may be prepaid by Company, in whole or in part, at any time or from time to time, but any partial prepayment shall not be less than the minimum amount provided in Section 2.01(a) of the Agreement hereinafter referred to.

     As used herein, the term "business day" shall mean a day other than a Saturday, Sunday or legal bank holiday under the laws of the Commonwealth of Pennsylvania or the State of New York, and the term "Immediately Available Funds" shall mean funds which are available for immediate use by Bank at Bank's office hereinabove set forth not later than the due date of such payment.

     This Note is one of the Notes issued pursuant to that certain Revolving Credit and Term Loan Agreement dated as of October 1, 1985 among Company, Agent, Bank and the other financial institutions a party thereto from time to time (as has been amended to date, most recently of even date herewith pursuant to that certain Twelfth Amendment to Revolving Credit and Term Loan Agreement and as may hereafter be amended or modified from time to time, the "Agreement").


Upon the occurrence of any one or more of the Events of Default specified in the Agreement, the amounts then remaining unpaid on this Note may be declared to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Company and Company shall be further obligated to reimburse the holder hereof for all reasonable out-of-pocket expenses of the holder in enforcing or attempting to enforce this Note, all as provided in the Agreement.

     This Note amends and restates but does not extinguish Company's liabilities and outstanding obligations under Company's Second Amended and Restated Revolving Credit Note dated June 20, 1996 to the order of Bank in the original principal amount of $5,000,000.

     This Note and all rights and obligations hereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

                                        1st FRANKLIN FINANCIAL CORPORATION

                                        By:     /s/ A. R. Guimond
                                                --------------------
                                        Name:    A. Roger Guimond
                                        Title:	Vice President / CFO